SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2006

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-459-3553

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 4, 2006, Roanoke Electric Steel Corporation (Roanoke) issued a press release regarding its earnings for the quarter and the full year 2005, in which Roanoke also referred to the previously announced and pending merger transaction between Roanoke and Steel Dynamics, Inc. (SDI).  The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

SDI intends to file a registration statement on Form S-4, and SDI and Roanoke intend to file a related proxy statement/prospectus, in connection with the merger transaction involving SDI and Roanoke. Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy statement/prospectus when they become available because they will contain important information about the merger transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SDI by contacting SDI Investor Relations at (260) 459-3553. Investors and security holders may obtain free copies of the documents filed with the SEC by Roanoke by contacting Roanoke Investor Relations at (540) 342-1831.

Roanoke, SDI and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Roanoke in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the registration statement of SDI and proxy statement/prospectus of SDI and Roanoke described above. Additional information regarding the directors and executive officers of SDI is also included in the SDI proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2005. Additional information regarding the directors and executive officers of Roanoke is also included in Roanoke’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on December 21, 2004.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at SDI and Roanoke as described above.

Item 9.01.  Financial Statements and Exhibits

( c )         Exhibits.

Exhibit Number	Description
99.1	A press release dated January 4, 2006 titled “Roanoke Electric Steel Corporation Reports Record 2005 Year-End Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

	/s/	Gary Heasley
Date: January 6, 2006	By:	Gary Heasley
Vice President & CFO